Mannatech Announces Results of Annual Shareholders’ Meeting

FLOWER MOUND, Texas - June 4, 2025 - Mannatech, Incorporated (Nasdaq: MTEX) ("Mannatech"), a global health and wellness company committed to transforming lives to make a better world, announced that its shareholders passed all proposals put to a vote at Mannatech’s annual shareholder meeting (the "Meeting") held Tuesday, June 3, 2025.

Mannatech’s Chairman of the Board, J. Stanley Fredrick, chaired the Meeting, and James Clavijo, Mannatech’s Chief Financial Officer, spoke to the shareholders sharing the company’s financial results for 2024.

There were 1,900,930 outstanding shares of Mannatech’s common stock as of April 8, 2025 entitled to vote and 1,478,342 shares, or approximately 77.8% represented at the Meeting, either in person or by proxy.

The following matters were submitted and voted upon at the Meeting:

1. Mannatech shareholders voted on the election of two individuals to the Board of Directors as Class II Directors to hold office until 2028 as set forth below:

Name	Number of Shares For	Number of Shares Withheld	Broker Non-Votes
J. Stanley Fredrick	996,410	59,239	422,693
Tyler J. Rameson	985,671	69,978	422,693

2. Mannatech shareholders voted to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2025 as set forth below:

Number of Shares For	Number of Shares Against	Number of Shares Abstaining
1,423,478	53,835	1,029

3. Mannatech shareholders approved, on an advisory basis, the compensation of Mannatech’s named executive officers as set forth below:

Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
1,039,986	8,620	7,043	422,693

4. Mannatech shareholders approved, on an advisory basis, the frequency of future votes on compensation of Mannatech’s named executive officers as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
774,408	619	280,406	216	422,693

To begin improving your life and the lives of those around you, please visit Mannatech.com.

About Mannatech
Mannatech, Incorporated, is committed to transforming lives through the development, marketing, and sales of high-quality, proprietary nutritional supplements, topical and skin care and anti-aging products, and weight-management products distributed through its global network of independent associates and members. The company has been operating for more than 25 years of experience with operations in 25 markets^. For more information, visit Mannatech.com.
^Mannatech operates in China under a cross-border e-commerce platform that is separate from its network marketing model.

Please Note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “may,” “will,” “should,” "hope," “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “approximates,” “predicts,” “projects,” “potential,” and “continues” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Mannatech’s inability to attract and retain associates and members, increases in competition, litigation, regulatory changes, and its planned growth into new international markets. Although Mannatech believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

Investor Relations Contact Information:
Erin K. Barta
General Counsel and Corporate Secretary
972-471-7742
ir@mannatech.com
www.mannatech.com